NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT DATED February 8, 2008

TO PROSPECTUS DATED April 30, 2007 FOR

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

VARIABLE JOINT LIFE

Issued By

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

and

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

This Supplement amends the Periodic Charges Table and the “Charges and Expenses – Charges Against the Policy Value” sub-section contained in your Variable Joint Life Prospectus dated April 30, 2007 (“Prospectus”) as indicated below. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following replaces in its entirety the section of the Periodic Charges (Other than Portfolio Operating Expenses) table, “Monthly Policy Charge –Cost of Insurance Charge,” on page 4 of the Prospectus:

Monthly Policy Charge—Cost of Insurance Charge(b)(c)	Monthly, on each monthly processing date	$0.00102 (minimum) - $1,000.00 (maximum) per year per $1,000 of net amount at risk (For a male and female insured, both issue age 45 in the best risk classification, the current cost of insurance rate varies by Policy duration from $0.00993-$183.30 per year per $1,000 of net amount at risk.)	$0.00102 (minimum) -$1,000.00 (maximum) per year per $1,000 of net amount at risk (For a male and female insured, both issue age 45 in the best risk classification, the maximum cost of insurance rate varies by Policy duration from $0.00993- $1,000.00 per year per $1,000 of net amount at risk.)

The following replaces in its entirety the section of the Periodic Charges (Other than Portfolio Operating Expenses) table, “Monthly Policy Charge - Underwriting and Issue Charge,” on page 4 of the Prospectus:

Monthly Policy Charge—Underwriting and Issue Charge(c)	Monthly on each monthly processing date	$0.18 (minimum) - $0.42 (maximum) annually (monthly rate of $0.015-$0.035) for the first ten Policy years. (The charge is applied per $1,000 of initial Specified Amount and varies by the risk classification of the insured persons on the Date of Issue. The charge may not exceed $900-$2,100 annually, depending upon the risk classification of the insureds. The annual charge for representative insureds (one male and one female insured, both age 45 in the best risk classification), with an initial Specified Amount of $1,000,000 is $180 for the first ten Policy years.)	Same as current amount

The following replaces the third paragraph in its entirety under the sub-section “Charges Against the Policy Value” on page 12 of the prospectus:

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the invested assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. Currently the charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of the Policy Value, less any Policy debt. The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

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